Exhibit 99.1

                              LETTER OF TRANSMITTAL

                        DIAMOND TRIUMPH AUTO GLASS, INC.

                                Offer to Exchange
                          9 1/4% Senior Notes Due 2008
                                       for
                          9 1/4% Senior Notes Due 2008

                Pursuant to the Prospectus Dated April 27, 2000


      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _________, 2000, UNLESS THE EXCHANGE OFFER IS
                                    EXTENDED.


                 The Exchange Agent for the Exchange Offer is:

                       State Street Bank and Trust Company

  By Hand or Overnight Delivery:     Facsimile Transactions:      By Registered or Certified Mail:
                                   (Eligible Institutions Only)
   State Street Bank and Trust           (617) 662-1452         State Street Bank and Trust Company
             Company                                                Corporate Trust Department
    Corporate Trust Department       To Confirm by Telephone          Two Avenue de Lafayette
     Two Avenue de Lafayette        or for Information Call:                Fifth Floor
           Fifth Floor                   (617) 662-1603                Boston, MA 02111-1724
      Boston, MA 02111-1724                                          Attention: Meaghan Haight
    Attention: Meaghan Haight


 DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THE LETTER OF TRANSMITTAL.


   The undersigned acknowledges that he or she has received the Prospectus, dated ________, 2000 (the "Prospectus"), of Diamond Triumph Auto Glass, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/4% Senior Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 9 1/4% Senior Notes due 2008 (the "Old Notes"), of which $100,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _______, 2000, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

   This Letter of Transmittal is to be used if either (1) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders (as defined below), (2) tender of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--How to Tender Old Notes for Exchange" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (3) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent.

   DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC's PROCEDURES WILL NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   The term "Holder" as used herein means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder.

   All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, or (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (3) who cannot complete the book-entry transfer procedures on a timely basis may tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

   Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Old Notes validly tendered and not withdrawn and the issuance of the New Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

   The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12.

   HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

   List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $1,000 in principal amount of the 9 1/4% Senior Notes due 2008. All other tenders must be in integral multiples of $1,000.

DESCRIPTION
  OF OLD
   NOTES          1          2         3
---------------------------------------------
Name(s) and
Address(es)
    of
Registered                         Principal
Holder(s):               Aggregate   Amount
  (Please                Principal   of Old
fill in, if  Certificate  Amount     Notes
  blank)     Number(s)*  of Notes  Tendered**
---------------------------------------------
                                        -----
                                        -----
                                        -----
             Total

--------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Need not be completed by Holders who wish to tender all Old Notes listed.

              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

  SPECIAL REGISTRATION INSTRUCTIONS        SPECIAL REGISTRATION INSTRUCTIONS
    (See Instructions 4, 5 and 6)            (See Instructions 4, 5 and 6)

 To be completed ONLY if                  To be completed ONLY if certificates
 certificates for Old Notes in a          for Old Notes in a principal amount
 principal amount not tendered, or        not tendered, or New Notes issued in
 New Notes issued in exchange for         exchange for Old Notes accepted for
 Old Notes accepted for exchange,         exchange, are to be delivered to
 are to be issued in the name of          someone someone other the undersigned.
 someone other than the undersigned.


 Issue certificate(s) to:                 Deliver certificate(s) to:

 Name(s) ____________________________     Name(s) ____________________________
            (Please Print)                           (Please Print)

 Address ____________________________     Address ____________________________
          (Include Zip Code)                       (Include Zip Code)

 ____________________________________     ____________________________________
    (Tax Identification or Social            (Tax Identification or Social
         Security Number(s))                      Security Number(s))

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE
           CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


 [_]CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY DTC TO AN ACCOUNT MAINTAINED
    BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

 Name of Tendering Institution ________________________________________________

 Account Number _______________________________________________________________

 Transaction Code Number ______________________________________________________

 Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." (See Instruction 2.)

 [_]CHECK HERE IF OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

 Name(s) of tendering Holder(s) _______________________________________________

 Date of Execution of Notice of Guaranteed Delivery ___________________________

 Name of Institution which Guaranteed Delivery ________________________________

 Transaction Code Number ______________________________________________________

 [_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 Name: ________________________________________________________________________

 Address: _____________________________________________________________________

   The undersigned represents and warrants that (1) it is acquiring the New Notes in the ordinary course of its business, (2) it is not participating, does not intend to participate and does not have any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of the New Notes and (3) it is not an "affiliate" (as that term is defined in Rule 405 under the Securities Act) of the Company, or, if the undersigned is an affiliate of the Company, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired by it as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, the undersigned broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to Diamond Triumph Auto Glass, Inc. (the "Company") the principal amount of Old Notes indicated above.

   Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates for such Old Notes to the Company or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and
(2) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

   The undersigned acknowledges that the Exchange Offer is being made in reliance upon certain no-action letters issued by the staff of the SEC to third parties in connection with transactions similar to the Exchange Offer, so that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Old Notes directly from the Company for resale pursuant to Rule 144A, Regulation S or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business, such holders are not participating, do not intend to participate and have no arrangement or understanding with any person to participate, in the distribution of such New Notes, and such holder is not an "affiliate" (as that term is defined in Rule 405 under the Securities Act) of the Company, or, if such holder is an affiliate of the Company, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

   The undersigned agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the New Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

   The undersigned represents and warrants that (1) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving New Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (2) neither the undersigned nor the Recipient (if different) is participating in, intends to participate in or has any arrangement or understanding with any person to participate in the distribution (as that term is interpreted by the SEC) of such New Notes, and (3) neither the undersigned nor the Recipient (if different) is an "affiliate" (as that term is defined in Rule 405 under the Securities Act) of the Company, or, if the undersigned or the Recipient (if different) is an affiliate of the Company that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

   If the undersigned is a broker-dealer, the undersigned further (1) represents and warrants that it acquired Old Notes for the undersigned's own account as a result of market-making or other trading activities, (2) represents and warrants that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the New Notes to be received in the Exchange Offer and (3) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the Exchange Offer. By so acknowledging and by delivering a prospectus, such a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

   The undersigned understands and agrees that the Company reserves the absolute right to (1) reject any and all Old Notes improperly tendered, (2) refuse to accept any Old Note if, in the Company's judgment or the judgment of the Company's counsel, acceptance of the Old Note may be deemed unlawful, and (3) waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Old Notes or transfer of ownership of such Old Notes on the account books maintained by a book-entry transfer facility.

   The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Old Notes that remain outstanding after the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer--How to Tender Old Notes for Exchange," to terminate the Exchange Offer and, to the extent permitted by applicable law, to purchase Old Notes during the pendency of the Exchange Offer in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Exchange Offer.

   The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Old Notes accrued through the date of issuance of the New Notes.

   The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--How to Tender Old Notes for Exchange" in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned, the Company and the Exchange Agent in accordance with the terms and subject to the conditions of the Exchange Offer set forth in the Prospectus and this Letter of Transmittal.

   Any Old Notes that have been tendered for exchange but are not accepted for exchange will be returned (except as noted below with respect to tenders through DTC), at no cost to the Holder thereof, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

   All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding on the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

   By acceptance of the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event that makes any statement in the Prospectus untrue in any material respect or that requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

   Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either such event in the case of Old Notes tendered by DTC, by credit to the account at
DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

   Holders who wish to tender the Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, or (3) who cannot complete the book-entry transfer procedures on a timely basis may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2 regarding the completion of the Letter of Transmittal.

   PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED
        HEREBY AND WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE
                        GUARANTEED DELIVERY PROCEDURES
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)

     This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Old Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (1) set forth his or her full title below and (2) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act. (See Instruction 6).

______________________________________________________________________________
                           (Signature(s) of Holder(s))

 Date: _______________________________________________________________ , 2000

 Name(s): ___________________________________________________________________
                                 (Please Print)

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________
              (Tax Identification or Social Security Number(s))



                          GUARANTEE OF SIGNATURE(S)
                              (SEE INSTRUCTION 1)

______________________________________________________________________________
                             (Authorized Signature)

 Date: _________________ , 2000

 Name of Firm: ______________________________________________________________

 Capacity (full title): _____________________________________________________

 Address: ___________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ____________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

   1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered who has not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act of 1934, as amended (each, an "Eligible Institution"). (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

   2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES. Certificates for all physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Old Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, the Company recommends that you use an overnight or hand delivery service. In all cases, sufficient time should be allowed to ensure timely delivery to the Exchange Agent prior to the Expiration Date. No Letter of Transmittal or Old Notes should be sent directly to the Company.

   The Exchange Agent will make a request promptly after receipt of the Prospectus to establish accounts with respect to the Old Notes at DTC for purposes of facilitating the Exchange Offer. Any financial institution that is a participant in DTC's system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's DTC account in accordance with DTC's procedures for transfer. The exchange for tendered Old Notes will only be made after a timely confirmation of a book entry transfer of the Old Notes into the Exchange Agent's account, and timely receipt by the Exchange Agent of an Agent's Message.

   The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from a participant in DTC tendering the Old Notes and that such participant has received an appropriate Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also consititute acknowledgement from the tendering DTC participant that the representations and warranties in this Letter of Transmittal are true and correct.

   Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, or (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date or (3) who cannot complete the book-entry transfer procedures on a timely basis may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedure:
(1) such tender must be made through an Eligible Institution; (2) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a properly completed and executed Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes to be tendered in proper form for transfer and all other documents required by this Letter of Transmittal, or confirmation of a book-entry transfer into the Exchange Agent's account at DTC of Old Notes delivered electronically, will be deposited by the Eligible Institution with the Exchange Agent; and (3) the Exchange Agent receives certificates representing all tendered Old Notes in proper form for transfer, together with a properly completed and executed Letter of Transmittal (or facsimile hereof), and all other documents required by this Letter of Transmittal (or confirmation of a book-entry transfer into the Exchange Agent's account at DTC of the Old Notes delivered electronically), within three business days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder who wishes to tender his or her Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

   The Company, in its sole discretion, will determine all questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes. The Company's determination will be final and binding. The Company reserves the absolute right to (1) reject any and all Old Notes improperly tendered, (2) refuse to accept any Old Note if, in the Company's judgment or the judgment of the Company's counsel, acceptance of the Old Note may be deemed unlawful and (3) waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine, unless the Company waives those defects or irregularities. Neither the Company, the Exchange Agent nor any other person shall be under any duty or obligation to give notification of defects or irregularities with respect to tenders of Old Notes, and no person shall incur any liability for failure to give such notification. Old Notes will not be validly tendered until any defects or irregularities have been cured to the Company's satisfaction or the Company has waived such defects or irregularities. Any Old Notes received by the Exchange Agent that the Company determines are not properly tendered or the tender of which the Company otherwise rejects will be returned by the Exchange Agent to the tendering Holders or other person specified in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

   3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and/or the number of Old Notes should be listed on a separate signed schedule attached hereto.

   4. TENDER BY HOLDER. Only a registered Holder of Old Notes may tender such Old Notes in the Exchange Offer. If this Letter of Transmittal is signed by a person other than the registered Holder, the corresponding Old Notes must be endorsed or accompanied by appropriate bond powers which authorize that person to tender the Old Notes on behalf of the registered Holder, in either case signed exactly as the name of the registered Holder or Holders appears on the Old Notes. If this Letter of Transmittal or any Old Notes or bond powers are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should so indicate when signing this Letter of Transmittal and submit evidence satisfactory to the Company of their authority to so act, unless the Company waives this requirement.

   5. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of Old Notes" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certification representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

   Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of a written or facsimile transmission notice of withdrawal to the Exchange Agent at its address set forth herein. Any such notice of withdrawal must (1) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (2) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantee) or be accompanied by documents of transfer sufficient to permit the Registrar with respect to the Old Notes to register the transfer of such Old Notes into the name of the person withdrawing the tender and (4) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. The Company will determine all questions as to the validity, form and eligibility (including time of receipt) of any withdrawal notices. The Company's determination shall be final and binding on all parties. Any Old Notes which are withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect to those Old Notes unless they are validly retendered. Any Old Notes that have been tendered for exchange but are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer-- How to Tender Old Notes for Exchange" at any time prior to the Expiration Date.

   6. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Note without alteration, enlargement or any change whatsoever.

   If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Old Notes.

   If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

   If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers which authorize that person to tender the Old Notes on behalf of the registered Holder or Holders, in either case signed exactly as the name of the registered Holder or Holders appears on the Old Notes.

   If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing this Letter of Transmittal and submit evidence satisfactory to the Company of their authority so to act, unless the Company waives this requirement.

   Endorsements on Old Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

   7. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

   8. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should compete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (1) the Holder has not been notified by the Internal Revenue Service the ("IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain 31% of payments made to the tendering Holder during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within 60 days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the 60-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

   Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   9. TRANSFER TAXES. The Company will pay any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer--Solicitation of Tenders; Fees and Expenses."

   Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

   10. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify the Exchange Offer in any manner.

   11. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

   12. REQUESTS FOR ASSISTANCE, COPIES. Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

                         (DO NOT WRITE IN SPACE BELOW)

  Certificate Tendered         Old Notes Accepted        Old Notes Surrendered

  ____________________       ______________________      ______________________


 Received _____ Accepted by _____ Checked by _____
 Delivery Prepared by ______ Checked by ______ Date ______

                            IMPORTANT TAX INFORMATION

   Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

   Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                         PURPOSE OF SUBSTITUTE FORM W-9

   To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either (a) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (1) the Holder has been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (b) an adequate basis for exemption.

                     WHAT NUMBER TO GIVE THE EXCHANGE AGENT

   The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all payments made to me on account of the New Notes shall be retained until I provide a Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

 Signature __________________________    Date ________________________ , 2000


IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                               (See Instruction 8)

               PAYER'S NAME: STATE STREET BANK AND TRUST COMPANY

_______________________________________________________________________________

                        PART 1--PLEASE PROVIDE YOUR    TIN:
 SUBSTITUTE             TIN ON THE LINE AT RIGHT          _____________________
                        AND CERTIFY BY SIGNING AND      Social Security Number
 Form W-9               DATING BELOW.                         or Employer
 Department of the                                       Identification Number
 Treasury Internal     ______________________________
 Revenue Service
                          PART 2--TIN Applied For: [_]
                       ---------------------------------------------------------
                        CERTIFICATIONS--Under penalties of perjury, I certify
 Payer's Request for    that:
 Taxpayer
 Identification         (1) the number shown on this form is my correct
 Number ("TIN") and         Taxpayer Identification Number (or I am waiting
 Certification              for a number to be issued to me),

                        (2) I am not subject to backup withholding either
                            because (i) I am exempt from backup withholding,
                            (ii) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

                        (3) any other information provided on this form is
                            true and correct.

                        Signature: _______________      Date: _________ , 2000

--------------------------------------------------------------------------------
 You must cross out Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.